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                                                                    EXHIBIT 13.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with Amendment No. 3 to the Annual Report on Form 20-F/A of DRDGOLD Limited (the "Company") for the fiscal year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mark Michael Wellesley-Wood, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      /s/ Mark Michael Wellesley-Wood
      --------------------------------------
      By: Mark Michael Wellesley-Wood
      Title: Chief Executive Officer

      Date:  April 29, 2005